Focused and Disciplined Underwriter
AIFA Conference
March 6, 2006

Forward Looking Statements
Statements included in this presentation that are not historical facts are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are based on our current expectations and beliefs concerning future events and involve risks, uncertainties and assumptions. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement.  Such factors include those factors that are more particularly described in our filings with the Securities and Exchange Commission, including in our Annual Report on Form 10-K for the most recently ended fiscal year and under the heading “Risk Factors” in our final prospectus dated February 11, 2004. We believe that our forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

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Focused provider of Non-Standard Auto Insurance through
independent producers.
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Founded in 1973 by 2 entrepreneurs in Florida.
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In 1988, the Company operated in 2 states with $200 million in Direct Written
Premium.
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Was acquired in 1988 by an affiliate of Kohlberg Kravis Roberts & Co (KKR).
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Soft market and operational mistakes resulted in a large net loss in  2000.
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Acquired the non-standard operations of Reliance Group Holdings in April, 2001.
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The Company now has operations in 21 states, and wrote $618 million in gross written premium in 2005 compared to $753M in 2004, 18% decline.
A Brief History

Standard risk
62%
Attractive Policyholder Base
62% of insureds qualify as standard risk, based upon policies-in-force at December 31, 2005.

18%
13%
69%
20%
24%
56%
25%
29%
46%
2000
2004
2005

California
Florida & Michigan
Other
100%
100%
100%
Our Geographic Mix is
Becoming More Diversified

Analytics
= better pricing
Technology
= superior service +
 lower costs
Talent
+
+
Positioned to outperform the
industry
+
7,720 Producers
10,360 Locales @ 12-31-05
A Focused and Disciplined Business Model

$0.48
$1.32
$1.89
$1.70
2002
2003
2004
2005

12.0 %
27.7 %
26.5 %
16.6 %
2002
2003
2004
2005

Net Income
per share(1)
ROE
2005 results down slightly reflecting market conditions
Note (1) Fully diluted
Bristol West has a Strong Performance Record…

•
Producer Technology  geared to making it easy and less expensive to do business with Bristol
–
Point of Sale Underwriting - OneStep and OneStep Raptor complete all underwriting at the point of sale; eliminating up rates and improving customer satisfaction.
Policy issuance at the point of sale.
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On-Line Information - BWProducers web site provides complete policy information for each producer’s BRW in-force business.
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On-Line Endorsements –producers in 13 states can make changes to policies on-line, which improves producer satisfaction and lowers operating costs.
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Manageable installment payment plans and flexible payment options – Focus on making automobile insurance affordable household expense through installment billing plans. We take payments by the web, automated phone queues, by electronic debits (EFT) and regular mail via lock box operations.
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Automated Bill Reminders - We use an automated service to call customers reminding them of upcoming bills.
Technology

A Closer Look at OneStep ®
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Unique proprietary point of sale system
•
Web-based system
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completes all underwriting at point of sale
–
all documentation – immediately
–
eliminates up rates

“…a significant improvement overwhat exists in the market today”
Laurie Gibson – CT Lowndes& Co
“OneStep’s ability to provide the customer adeclaration page, identification cards and the first installment at the point of sale is truly
state-of-the art”
Cooper Carter – Pinckey Carter Co.
OneStep ® in Action: What Brokers Say

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Experienced professional staff using a state of the art data warehouse (SOON).
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We capture real time data on premium, losses and marketing information. Enables us to monitor in real time what is occurring to the business, some examples;
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Nightly monitoring of loss reserve adequacy
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Producer and premium penetration by population.
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Loss ratio by territory
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Visits made by our marketing personnel and the corresponding impact of those visits on quoting BRW.
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Our relative rate competitiveness by territory
Analytics

Situation:
•
Bristol West offers 6 methods
of payment
SOON analysis revealed
•
customers paying with EFT
lower loss ratio
Competitive advantage:
•
Priced EFT customers 3-7%
lower than check customers
SOON in Action: Best Pricing
Tool in the Industry
 »

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We use customer feedback and metrics to assess our service
levels and support continuous process improvement
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Claim System “CUDA” tightly controls claim process.
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Captures all claim data and is integrated with our policy system for coverage verification and nightly feeds to SOON.
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Feeds 66 measurements in real time to manage the claim process.
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We measure all aspects of policy service;
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How quickly we answer the phone and responsiveness.
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At what point customers opt out of our integrated voice response systems, so we can improve their functionality.
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Quality and timeliness of transaction processing.
Analytics

Contact all parties within
24 hours
Appraised damage within
72 hours
Examples of metrics measured in resolving claims
“CUDA” in Action: Measuring Response to Claims

•
Experienced and deep management team.
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Executive Management Team: Fisher, Dailey, Eisenacher, Noonan all have significant experience; average over 25 years.
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Product Management – led by Brian Dwyer, Audrey Sylvan, Ron Latva & Robert Houlihan; most have significant prior experience with Progressive, as do many of our product managers and R&D staff.
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Claims Management led by Jim Sclafani and 4 Regional Vice-Presidents with 100 years of combined experience, most at Progressive.
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Our Information Technology Department led by Jack Ondeck has significant experience with major IT shops including Oracle, Computer Associates and
KPMG Consulting.
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Our Policy Services Department is led by Anne Bandi who has over 25 years of experience, the majority of it with Progressive.
People

•
We manage for the long term, which means we want to maximize profits over a cycle.
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We do not believe that giving up rate in the current environment is the way to do this.
•
We will continue to be a disciplined underwriter, preserve our capital, and be prepared to take on significant additional business when the market comes to us.
•
In the interim, we will manage our capital to maximize returns to our shareholders.
 Management

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California
–
Very competitive with very little rate activity. Most companies compete by lowering underwriting standards (mileage driven as an example), or through producer incentives. Market appears to be stabilizing, have seen improvement in new business.
•
Florida
–
We are seeing responsible adjustments to rate level with a number of companies increasing rates in Q-4; 40 rate actions, 32 increases, 2 decreases, 6 neutral.
•
Michigan
–
A stable market with moderate competition; closely monitoring possible reforms.
•
Pennsylvania
–
Competitors course correcting.
Overall, rate increases are occurring but decreases still outnumber increases – we are hopeful but hope is not a strategy.
  Market Conditions – Key States

Strategic Initiatives
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Product Segmentation
–
We are creating a proprietary Bristol West credit model based upon our own data.
•
We will save over $700,000 a year by not using vendor models.
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We are also creating a proprietary Bristol West symbol for each vehicle.
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Increase the use of Electronic Funds Transfer (EFT) which has several advantages for us:
•
The loss ratio for customers who select EFT is better than those who do not.
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We are seeing significantly better retention for customers on EFT pay plans than those under traditional paper billing plans.
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We’ve added a core discount for customers who accept EFT plans, where allowed by law.
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20.3% paid by EFT in Q-4 ’05.

Financial Flexibility
•
2005 GWP $618 million .
•
Combined Statutory Surplus = $348m @ December 31, 2005 + growing.
•
Debt to total capitalization 17% @ December 31, 2005.
•
Have plenty of capacity to retain more business net.
•
Stock Repurchase and Common Dividend of .28 per annum are evidence of our focus on Capital Management.

Years Ended December 31,	
	2005	2004
	($ in thousands)	
Income		
Net earned premium	$ 595,072	$ 325,321
Net investment income	17,188	9,018
Realized (loss) gain on investments, net	(106)	1
Policy service fee revenue	62,538	74,052
Other income	2,857	2,509
Total revenues	677,549	410,901
Expenses		
Losses and loss adjustment expenses incurred	394,606	219,358
Commissions and other underwriting expenses	154,040	58,428
Other operating and general expenses	38,129	31,358
Interest expense	4,229	2,990
Extinguishment of debt	0	1,613
Stock-based compensation	2,168	1,255
Total expenses	593,172	315,002
Income before federal and state income taxes	84,377	95,899
Federal and state income taxes	29,675	34,762
Net Income	$ 54,702	$ 61,137
GAAP Combined ratio	87.6%	71.5%

Income Statement

91% held loss and LAE reserves relate to the last two
accident years.
Loss & LAE Reserve By Accident Year

Summary
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Disciplined and Focused Underwriter.
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Technologies to improve service and lower costs.
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Proprietary Systems with data mining capabilities to create competitive advantage.
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Focus on creating long term shareholder value.